                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934

      Date of Report (date of earliest event reported): June 30, 1997

                            ZERO CORPORATION
------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)

        Delaware                   1-5260                95-1718077
----------------------------    ------------        --------------------
(State or other jurisdiction    (Commission         (IRS Employer
     of incorporation)          File Number)        Identification No.)


444 South Flower Street, Los Angeles, California            90071-2992
------------------------------------------------------------------------
  (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        (213) 629-7000
                                                          --------------

ITEM 5.   Other Events.

     On June 30, 1997 the Company announced the execution on June 27, 1997 of an Option Agreement for the sale of its property located in Burbank, California. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.


ITEM 7.   Exhibits.

     Press release dated June 30, 1997 announcing the execution of an Option Agreement for the sale of property. Exhibit 99.1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZERO CORPORATION


Dated: June 30, 1997                    By: /S/ ANITA J. CUTCHALL
                                            ----------------------
                                            Anita J. Cutchall
                                            Vice President-Legal and
                                            Corporate Secretary